Exhibit 25



                                                               CONFORMED COPY


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM T-1
                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                      HSBC Bank USA, National Association
              (Exact name of trustee as specified in its charter)
       N/A                                              20-1177241
       (Jurisdiction of incorporation                   (I.R.S. Employer
       or organization if not a U.S.                    Identification No.)
       national bank)

       90 Christiana Road
       New Castle, Delaware                             19702
       (Address of principal executive offices)         (Zip Code)

                            John J. Mazzarella, FVP
                      HSBC Bank USA, National Association
                               452 Fifth Avenue
                         New York, New York 10018-2706
                              Tel: (212) 525-1801
           (Name, address and telephone number of agent for service)

                          ML ASSET BACKED CORPORATION
              (Exact name of obligor as specified in its charter)

       Delaware                                  13-3433607
       (State or other jurisdiction              (I.R.S. Employer
       of incorporation or organization)         Identification No.)

       250 Vesey Street RM 15-097 North Tower
       World Financial Center 10th FL
       New York, NY                               10281-1310
       (212) 449-0336                             (Zip Code)
       (Address of principal executive offices)


                            Asset-Backed Securities
                        (Title of Indenture Securities)

                                    General
Item 1. General Information.
        --------------------

               Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervisory authority to which it is subject.

               Comptroller of the Currency, New York, NY.

               Federal Deposit Insurance Corporation, Washington, D.C.

               Board of Governors of the Federal Reserve System,
               Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. Affiliations with Obligor.
        --------------------------

               If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None

Item 3-15.     Not Applicable

Item 16. List of Exhibits
         ----------------

Exhibit
-------

T1A(i)         (1)  Copy of the Articles of Association of HSBC Bank USA,
                    National Association.

T1A(ii)        (1)  Certificate of the Comptroller of the Currency dated July 1,
                    2004 as to the authority of HSBC Bank USA, National
                    Association to commence business.

T1A(iii)       (3)  Certificate of Fiduciary Powers dated August 18, 2004 for
                    HSBC Bank USA, National Association

T1A(iv)        (1)  Copy of the existing By-Laws of HSBC Bank USA, National
                    Association.

T1A(v)              Not applicable.

T1A(vi)        (2)  Consent of HSBC Bank USA, National Association required by
                    Section 321(b) of the Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (March 31, 2005), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)           Not applicable.

T1A(ix)             Not applicable.


(1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-118523 and incorporated herein by reference thereto.
(2) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-113911 and incorporated herein by reference thereto.
(3) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-122063 and incorporated herein by reference thereto.

[LOGO OMITTED]                  EXHIBIT TIA(iii)
                                ----------------

--------------------------------------------------------------------------------
    Comptroller of the Currency
    Administrator of National Banks
--------------------------------------------------------------------------------
    Washington, D.C. 20219
                       CERTIFICATE OF FIDUCIARY POWERS

    I, John D. Hawke,Jr., a Comptroller of the Currency, do hereby certify that:

    1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C., 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

    2. "HSBC Bank USA, National Association, New Castle, Delaware (Charter No. 24522) was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a, and that the authority so granted remains in full force and effect on the date of this Certificate.



                         IN TESTIMONY WHEREIF, I have hereunto

                         subscribed my name and caused my seal of office to

                         be affixed to these presents at the Treasury

                         Department in the City of Washington and District of

                         Columbia, this August 18, 2004


[SEAL]                                /s/ John D. Hawke, Jr.

                                ------------------------------------

                                    Comptroller of the Currency

                               EXHIBIT TIA(vi)
                               ---------------

Securities and Exchange Commission
Washington, D.C. 20549


Dear Sirs:

     Pursuant to Section 32(b) of the Trust Indenture Act of 1939 and subject to the qualifications and Limitations of 32(b) and the other provisions of the Trust Indenture Act of 1939, the undersigned HSBC Bank USA, National Association consents that reports of examinations by Federal, State, Territorial, or District authoritgies may be furnished by such authorities to the Commission upon request therefor.

Dated as of September 21, 2004



                                        HSBC Bank USA, National Association

                                        By:      /s/ Frank J. Godino
                                            -------------------------------
                                                 Frank J. Godino
                                                 Vice President

                                                                                                                  Exhibit T1A (vii)

                                                                              Board of Governors of the Federal Reserve System
                                                                              OMB Number: 7100-0036
                                                                              Federal Deposit Insurance Corporation
                                                                              OMB Number: 3064-0052
                                                                              Office of the Comptroller of the Currency
                                                                              OMB Number: 1557-0081
Federal Financial Institutions Examination Council                            Expires March 31, 2007
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                                                                              Please refer to page i,
                                                                              Table of Contents, for
                                                                              the required disclosure                          ___
                                                                              of estimated burden.                            | 1 |
                                                                                                                              |   |
                                                                                                                              |___|

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Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031


Report at the close of business March 31, 2005     (20040630)
                                                   -----------
                                                   {RCRI 9999)


This report is required by law; 12 U.S.C. ss.324 (State member       This report form is to be filed by banks with branches and
banks); 12 U.S.C. ss. 1817 (State nonmember banks); and 12 U.S.C.    consolidated  subsidiaries in U.S. territories and possessions,
ss.161 (National banks).                                             Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

 NOTE: The Reports of Condition and Income must be signed by an      The Reports of Condition and Income are to be prepared in
 authorized officer and the Report of Condition must be attested     accordance with Federal regulatory authority instructions.
 to by not less than two directors (trustees) for State
 nonmember banks and three directors for State member and            We, the undersigned directors (trustees), attest to the
 National Banks.                                                     correctness  of this Report of Condition (including the
                                                                     supporting schedules) and declare that it has been examined by
 I,  Joseph R. Simpson, Controller                                   us and to the best of our knowledge and belief has been
    ------------------------------                                   prepared in conformance with the instructions issued by the
      Name and Title of Officer Authorized to Sign Report            appropriate Federal regulatory authority and is true and
                                                                     correct.

 Of the named bank do hereby declare that these
 Reports of Condition and Income (including the supporting
 schedules) have been prepared in conformance with the
 instructions issued by theappropriate Federalregulatory
 authority and are true to the best of my knowledge                     /s/ Sal H. Alfieri
 and believe.                                                        --------------------------------------------------------------
                                                                     Director (Trustee)
    /s/ Joseph R. Simpson
 ----------------------------------------------------------------        /s/ Bernard J. Kennedy
 Signature of Officer Authorized to Sign Report                      --------------------------------------------------------------
                                                                      Director (Trustee)

                                                                         /s/ Martin Glynn
              5/10/05                                                --------------------------------------------------------------
 ----------------------------------------------------------------    Director (Trustee)
 Date of Signature


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  Submission of Reports

  Each Bank must prepare its Reports of Condition and Income         For electronic filing assistance, contact EDS Call report
  either:                                                            Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone
                                                                     (800) 255-1571.
  (a) in electronic form and then file the computer data
       file directly with the banking agencies' collection           To fulfill the signature and attestation requirement for the
       agent, Electronic Data System Corporation (EDS), by           Reports of Condition and Income for this report date, attach
       modem or computer diskette; or                                this signature page to the hard-copy of the completed report that the bank places in its files.

  b) in hard-copy (paper) form and arrange for another party
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     to convert the paper report to automated for. That party
     (if other than EDS) must transmit the bank's computer data file to EDS.



FDIC Certificate Number          | 5 | 7 |  8 | 9 | 0 |
                                 ----------------------

                                    (RCRI 9030)

----------------------------------------------------


http://WWW.BANKING.US.HSBC.COM                                       HSBC Bank USA, NATIONAL ASSOCIATION
-----------------------------------------------------------------    ---------------------------------------------------------------
  Primary Internet Web Address of Bank (Home Page), if any (TEXT)    Legal Title of Bank (TEXT 9010)
 (Example:  www.examplebank.com)
                                                                     Wilmington
                                                                     ---------------------------------------------------------------
                                                                     City (TEXT 9130)

                                                                     DE                             19801
                                                                     -------------------------------------------------------------
                                                                     State Abbrev. (TEXT  9200)     ZIP Code (TEXT 9220)

 Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency


                                   REPORT OF CONDITION

Consolidated domestic subsidiaries
HSBC Bank USA, National Association             of Buffalo
-----------------------------------------------------------
  Name of Bank                                   City

in the state of New York, at the close of business March 31, 2005


ASSETS
                                                                                                             Thousands of dollars
Cash and balances due from depository institutions:
                                                                                                          -----------------------
 a.  Non-interest-bearing balances currency and coin                                                            $      4,181,938
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 b. Interest-bearing balances                                                                                          3,000,883
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   Held-to-maturity securities                                                                                         3,435,345
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   Available-for-sale securities                                                                                      15,497,190
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   Federal funds sold and securities purchased under agreements to resell:
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a. Federal funds sold in domestic offices                                                                                575,000
b. Securities purchased under agreements to resell                                                                     2,278,365
                                                                                                          -----------------------
Loans and lease financing receivables:
                                                                                                          -----------------------
   Loans and leases held for sale                                                                                      1,947,191
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   Loans and leases net of unearned income                                               $     83,667,261
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   LESS: Allowance for loan and lease losses                                                      771,721
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   Loans and lease, net of unearned income, allowance, and reserve                                              $     82,895,540
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   Trading assets                                                                                                     16,274,148
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   Premises and fixed assets                                                                                             581,140
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Other real estate owned                                                                                                   18,668
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Investments in unconsolidated subsidiaries                                                                               276,514
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Customers' liability to this bank on acceptances outstanding                                                              60,523
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Intangible assets: Goodwill                                                                                            2,091,831
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Intangible assets: Other intangible assets                                                                               360,094
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Other assets
                                                                                                                       5,094,244
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Total assets                                                                                                         138,568,614
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LIABILITIES

Deposits:
                                                                                                          -----------------------
   In domestic offices                                                                                                59,206,551
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   Non-interest-bearing                                                                         8,436,610
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   Interest-bearing                                                                            50,769,941
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In foreign offices                                                                                                    24,890,120
-----------------------------------------------------------------------------------                       -----------------------


   Non-interest-bearing                                                                           299,556
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   Interest-bearing                                                                            24,590,564
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Federal funds purchased and securities sold under agreements to repurchase:
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 a. Federal funds purchased in domestic offices                                                                           66,650
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 b. Securities sold under agreements to repurchase                                                                     1,284,404
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Trading Liabilities                                                                                                   11,187,187
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Other borrowed money                                                                                                  22,004,425
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Bank's liability on acceptances                                                                                           60,523
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Subordinated notes and debentures                                                                                      3,529,454
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Other liabilities                                                                                                      4,936,179
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Total liabilities                                                                                                    127,165,493
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Minority Interests in consolidated Subsidiaries                                                                              363
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EQUITY CAPITAL

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Perpetual preferred stock and related surplus                                                                                  0
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Common Stock                                                                                                               2,000
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Surplus                                                                                                                9,260,394
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Retained earnings                                                                                                      2,157,836
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Accumulated other comprehensive income                                                                                   -17,472
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Other equity capital components                                                                                                0
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Total equity capital                                                                                                  11,402,758
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Total liabilities, minority interests and equity capital                                                             138,568,614
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

                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, National Association a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 21st day of June, 2005.


                                    HSBC BANK USA, NATIONAL ASSOCIATION


                                    By:  /s/ Wendy Zhang
                                       --------------------------------
                                           Wendy Zhang
                                           Assistant Vice President